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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-04750

Fenimore Asset Management Trust
(Exact name of registrant as specified in charter)

384 North Grand Street, P.O. Box 399 Cobleskill, New York	12043
(Address of principal executive offices)	(Zip code)

Thomas O. Putnam

Fenimore Asset Management Trust 384 North Grand Street, P.O. Box 399 Cobleskill, New York, 12043
(Name and address of agent for service)

Registrant's telephone number, including area code:	518-234-7400

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

FAM FUNDS

Managed by
FENIMORE ASSET MANAGEMENT

SEMI-ANNUAL REPORT | *June 30, 2019*

Value Fund
Investor Share Class and Institutional Share Class

Dividend Focus Fund (formerly FAM Equity-Income Fund)
Investor Share Class

Small Cap Fund
Investor Share Class and Institutional Share Class

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-932-3271 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-932-3271. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Table of Contents

Chairman’s Commentary	1
FAM Value Fund
Letter to Shareholders	4
Portfolio Data	10
Schedule of Investments	11
FAM Dividend Focus Fund
Letter to Shareholders	14
Portfolio Data	19
Schedule of Investments	20
FAM Small Cap Fund
Letter to Shareholders	23
Portfolio Data	29
Schedule of Investments	30
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets	35
Notes to Financial Statements	38
Expense Data	54
Supplemental Information	56
Privacy Policy	58

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

Chairman’s Commentary

June 30, 2019

Dear Fellow Shareholder,

Introduction

Blink and you missed it! The “Almost Bear Market” (coined by Barron’s) of 2018 was gone nearly as fast as it came. In the 66 trading days between the September 20, 2018 high in the S&P 500 Index and the Christmas Eve low, this index of large company stocks fell -19.8% — just shy of the 20% deemed to be a bear market. It took just 82 trading days for the S&P to recover all of its losses and achieve a new high on April 23, 2019. For the first half of 2019, the S&P set four new highs and finished the period just shy of its all-time high. Indeed, it was a very good first half of the year in U.S. equity markets; by some measures the best since 1997. Large company stocks, as measured by the S&P, returned 18.5%. Smaller company stocks, as measured by the Russell 2000 Index, returned 16.9%.1

Within this context, our three mutual funds performed very well on an absolute basis and relative to their benchmarks (please see individual fund letters). While it is nice to have such a strong start to the year, we are long-term investors who are singularly focused on the long-term growth in the value of the businesses in which we invest. If the value of the company grows, stock prices are likely to follow. (For an illustration of this, please see the FAM Value Fund’s letter.)

One thing we hope you did not blink and miss was the renaming of the FAM Equity-Income Fund to the FAM Dividend Focus Fund. Rest assured, not one thing about this Fund has changed except the name. It will continue to focus on U.S. firms that both pay a dividend and grow their dividends as earnings grow. (Please see the FAM Dividend Focus Fund’s letter for more details.)

Full Circle

It is difficult to isolate reasons for any market movements, let alone the sharp drop and quick reversal of the past nine months. However, from our viewpoint, two of the major contributing factors were trade tensions with China and interest rate expectations.

The trade dispute, which has been escalating for more than 15 months, is having a dampening effect on growth in the U.S. and China. As of this writing, there is a “truce” but no lasting agreement between the two countries and the outcome is naturally hard to handicap. Nearly all of the management teams of FAM Funds’ holdings have assessed the likely consequences of a protracted — and escalating — trade dispute and are taking steps to minimize the economic impact.

[1]	Bloomberg, as of 6/30/19

Chairman’s Commentary

Another factor contributing to the markets’ fall and recovery was interest rate expectations. In October of 2018, Federal Reserve Chairman Powell unnerved the market by hinting that interest rate hikes would continue more-or-less programmatically. This was seemingly confirmed by comments made in mid-December. In January of this year, Chairman Powell took a more dovish stance and indicated that the Federal Reserve was going to be more flexible and was in no rush to raise rates. Since then, the markets’ expectation of Fed actions has gone from rate hikes to rate cuts. The (first order) effect of lower rates is a positive for stocks and this change in expectations helped fuel the recovery.

Margin of Safety

We believe that to win in investing, first you must not lose. Accordingly, our overarching goal is to first preserve capital, then grow it. Key to this goal of preservation is “margin of safety,” a term coined by Ben Graham and David Dodd in their groundbreaking investment book Security Analysis. To paraphrase these grandfathers of value investing, they said that because you cannot know the precise value of a business you should pay less for it than you think it is worth. That way, if you are wrong in your appraisal, you reduce the risk of suffering a permanent capital loss — this is your margin of safety.

We firmly believe this, but at Fenimore the concept of margin of safety does not stop there. It is interwoven throughout our entire investment philosophy and process. We focus on businesses with durable competitive advantages to reduce the risk that the value of our holdings will be competed away. We only look at companies with a history of value growth rather than speculate on an unproven business or turnaround. We avoid firms with excessive debt to reduce the chances that the creditors will replace us as owners. Additionally, we seek management teams who have a history of astute capital allocation to reduce the risk that our appraisals will be undermined by value-destroying decisions. Then, we try to visit those managers at least once a year to ensure they are sticking to their value-building plans. The list goes on and on. This approach of buying stocks in what we believe are good enterprises, with strong balance sheets and skilled management, at attractive prices was built on the bedrock of margin of safety.

Outlook

When we talk about the abundance or scarcity of opportunities on the investment landscape, we are referring to the margin of safety that we estimate is available in purchase prices. Given the rebound in stock prices, we again are experiencing a general shortage of margin of safety. Many U.S. equities are priced for a long stretch of revenue growth greater than GDP (Gross Domestic Product) growth, margin expansion, and low interest rates. In other words, many are priced for perfection.

While we do not see signs of a pending recession in America, we are very long into this expansion and some global economies seem to be facing headwinds. A protracted trade dispute could strengthen economic headwinds here at home and in China. However, some of

Chairman’s Commentary

the inflationary pressures on corporate costs have abated (e.g., logistics and transportation costs) and lower rates should be beneficial to many companies. We do not know how this will all play out, but we like the prospects of our collection of what we think are financially strong, competitively advantaged businesses with skilled management teams.

If our team can be of assistance, please call us at 800-932-3271 or visit us in Albany or Cobleskill. Thank you for entrusting us with your hard-earned wealth.

Thomas O. Putnam, Chairman

Research Team

Andrew F. Boord
John D. Fox, CFA
Kevin D. Gioia,CFA
Paul C. Hogan, CFA
William W. Preston, CFA
Drew P. Wilson, CFA

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Value Fund

June 30, 2019

Dear Fellow Value Fund Shareholder,

Overall, through the first half of 2019, it has been great for investors with price appreciation in bonds, stocks, and real estate. The two significant economic trends are the level of interest rates and the tug of war between China and the United States over trade. The stock market has been reacting to changes in these two themes throughout the year. For example, the U.S. stock market rose quickly at the start of the year increasing more than 17% by April 30. During May, the market declined almost -7% from its high as trade talks between America and China seemed to break down.1 Prices turned up quickly in June when it appeared that the talks would resume. Another boost for the market came from a change of heart from the Federal Reserve. After increasing short-term interest rates last year, the current consensus is that the next move by the Federal Reserve will be to reduce interest rates.

The reason these topics are important to the stock market is because they are important to the economy and corporate earnings. Stock prices, and hence the stock market, tend to follow corporate earnings over long periods of time. For example, let’s look at the earnings and stock price of a company that everyone knows – McDonald’s (not held in FAM Funds). Twenty years ago (fiscal year 1999), the business earned $1.39 a share and the stock price was $40. Last year, McDonald’s earned $7.45 a share and the current stock price is $207.66.2 The stock price has increased by five times over those two decades and the earnings per share are up a little more than five times. Stock prices tend to follow earnings over time.

If we think about the various combinations of interest rates and tariffs, we can see why they would impact stock prices. In a world with much higher interest rates and slower global trade due to tariffs, corporate earnings would probably decline and stock prices would drop accordingly. In a world with low interest rates and low tariffs fostering robust global trade, it becomes easy to imagine higher earnings and perhaps prices.

This link between corporate profits and stock prices is important. While quick stock market moves (up or down) can appear random, these fluctuations generally reflect the process of market participants changing their views around the growth of the economy and corporate earnings in the near term. Over the longer term, we believe good businesses become more valuable and that their stock price should move in sync with the company’s profits.

[1]	Bloomberg, as of 6/30/19
[2]	FactSet, as of 6/30/19

FAM Value Fund

Portfolio Activity

Sales

As mentioned, it has been a great year in the stock market – which means rising prices. As a result, we only made nominal purchases, but sold a few. Our sales were not at high valuations, but with an eye to increasing the quality of the Fund’s holdings.

During the first six months of the year, we sold our entire position in Franklin Resources (BEN), Interpublic Group of Companies (IPG), MEDNAX (MD), and Forward Air Corp. (FWRD). In the first three cases, we sold holdings where we believe the intrinsic value of each business is not growing and, in fact, may be declining. While each of these three stocks trade at low price-earnings multiples (13x, 12x, and 7x, respectively as of 6/30/19) and may be considered “cheap” by some investors, we think each operation faces challenges including disruptive competition and high fixed cost structures.3 Additionally, we were not comfortable with the debt level of two of these operations. Finally, we sold our shares in Forward Air as we believe we can find a higher quality business to replace it.

We sold longtime holding Franklin Resources as results continued to disappoint. Franklin is a global asset manager with approximately $700 billion in assets under management. The firm owns a number of investment management brands including Franklin Funds, Mutual Shares, and Templeton. Franklin has been challenged by new competitors and poor performance in some of its large mutual funds. To date, the investment performance has not improved and the firm continues to report declines in assets under management, sales, and operating income. While the stock has a low price-earnings multiple and could jump on a turnaround in results, we believe the long-term trends for the business are negative and it may be difficult for Franklin to increase its value per share.

We sold the last of our shares in the advertising agency Interpublic Group of Companies. We originally purchased the stock in April of 2012 when IPG was the operating laggard among the four global advertising holding companies. These enterprises are in the flow of advertising dollars spent around the world helping organizations with creative ideas, purchasing advertising time, and developing advertising campaigns. Historically, ad agencies were great businesses as they earned a commission on every dollar spent by advertisers to promote their products. IPG was the laggard of the big four, but we thought the problems were solvable by a new management team. We were right. The new team fixed the balance sheet and increased profit margins over the last seven years. Due to the good operating performance, the stock price doubled. In the last few years, we have been questioning the ad agency business model given the amount of new competition and industry disruption. The emergence of new competitors such as Google and Facebook may have changed the game for

[3]	FactSet, as of 6/30/19

FAM Value Fund

the traditional advertising model. In addition to our concerns about competition, IPG made a large acquisition funded in part by increased debt. The higher debt added to our concern and we sold all of our shares.

MEDNAX was a long-term holding with our first purchase in October of 2004 at around $13 a share. We sold the last of our shares at $35 earlier this year. While that might appear to be a victory, it was not. Our average sales price before 2019 was $73 with some of our sales as high as $85.

MEDNAX is a great case study in the importance of management’s skill in capital allocation. During our first decade of ownership, the CEO ably managed the operation producing growth in sales and earnings per share during 9 of 10 years. However, a few years ago, things began to change as MEDNAX acquired new companies that they believed were adjacent to their core business, but in fact were quite different. In addition, one of the acquisitions increased MEDNAX’s exposure to Medicare reimbursement which generates much lower revenue per procedure. As a result, their profit margins declined. To make matters worse, management incurred some debt to make these acquisitions. We learned a number of important lessons that we plan to employ in the future.

After a reasonably successful holding period, we sold most of our shares in Forward Air. Forward is a trucking and transportation firm with a few interesting businesses, but a checkered past of making acquisitions. The company named a new CEO last fall and we were studying his actions before making any changes in our position. After a few quarters, we believe we can redeploy the money invested in Forward into better opportunities. One potential is our current transportation holding, Landstar System (LSTR), which is a trucking firm that does not own any trucks. This structure gives Landstar very high returns on capital and significant cash profits, which we prefer to Forward’s more capital-intensive business.

Closing Thoughts

As we write this letter, world leaders are meeting in Japan to discuss international issues. At the top of the agenda are global trade and tariffs. The leaders of China and the United States plan on meeting in a few days to discuss their differences. As mentioned, continued increases in tariffs and slowing global trade are not a positive for corporate profits. Hopefully, cooler heads will prevail, but we make no prediction about the talks. We do know that the management teams of our holdings impacted by tariffs have been busy working on contingent plans to lessen the effect. We have spoken with managers who are raising prices, reducing costs, working with new suppliers, and, if necessary, moving their manufacturing facilities out of China.

In closing, we would like to reiterate our investment philosophy and process. Our philosophy can be summed up in the idea of intrinsic value. We believe that every asset, be it a bond, piece of real estate, or company has a value that is “intrinsic” to that asset. The value of an

FAM Value Fund

asset comes from the amount of cash it produces and the rate of growth of that cash flow into the future. If you know the future outcomes of these two variables, it is fairly easy to figure out what an asset is worth. This is how we think about valuing companies and therefore the value of their stock. A share of stock represents a fractional ownership in that business; therefore, the price of the stock should track the value of that business over time. Of course, making accurate projections about the future is difficult, so we build guardrails into our investment process to protect us if our forecasts are wrong.

Our process focuses on four criteria:

1.	A good business that is growing and protected by some competitive advantage
2.	A strong financial position with low debt, high profit margins, cash profits, and high returns on capital
3.	An excellent management team that exhibits both honesty and the ability to allocate capital for the benefit of the shareholders
4.	A purchase price that is below what we think the stock is worth

Once we purchase a stock, we follow it closely and try to meet with management face-to-face at least once a year. We also monitor the price-to-value relationship over time. As long as the stock does not become significantly overvalued, we tend to hold our stocks for many years. This long-term view is reflected in the Fund’s low turnover ratio which is significantly lower than the mutual fund industry average. One benefit of a long holding period is that when we do sell a stock and realize a capital gain, it is usually a long-term gain which is taxed at a lower rate than a short-term gain.

FAM Funds will continue to follow our business-first approach as we conduct in-depth, firsthand research at the company level. Our steadfast focus is to invest in a collection of what we estimate to be quality businesses with solid earnings because stock prices tend to follow earnings over long periods of time – regardless of the short-term political or economic environment.

Thank you for investing with us in the FAM Value Fund.

FAM Value Fund

Best & Worst Performers for 12/31/18 to 6/30/19*

Top 5 Contributors	Average Weight (%)	Contribution (%)	Top 5 Detractors	Average Weight (%)	Detraction (%)
CDW Corp.	7.16%	1.96%	Berkshire Hathaway	3.90%	0.15%
IDEX Corp.	6.17%	1.67%	MEDNAX	SOLD	0.05%
CarMax, Inc.	4.02%	1.11%	Interpublic Group	SOLD	0.05%
Ross Stores	6.04%	1.00%	Franklin Resources	SOLD	0.04%
Air Products & Chemicals	2.99%	0.90%	Covetrus	0.26%	-0.20%

This reflects the FAM Value Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

Performance (as of 6/30/19)

	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception 1/2/1987
FAM Value Fund Investor Shares	20.47%	12.43%	13.23%	9.89%	13.31%	10.56%
Russell Midcap Index	21.35%	7.83%	12.16%	8.63%	15.16%	11.53%
S&P 500 Index	18.54%	10.42%	14.19%	10.71%	14.70%	10.44%

Past performance does not indicate future results.

John D. Fox, CFA Co-Manager	Thomas O. Putnam Co-Manager	Drew P. Wilson, CFA Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Value Fund

*

Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds.

FAM Value Fund — Portfolio Data (Unaudited)

June 30, 2019

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
CDW Corporation	7.1%
IDEX Corporation	6.1%
Ross Stores, Inc.	6.0%
Markel Corporation	5.0%
Brown & Brown, Inc.	4.8%
CarMax, Inc.	4.0%
Brookfield Asset Management, Inc. - Class A	3.9%
Bershire Hathaway, Inc. - Class A	3.9%
Illinois Tool Works, Inc.	3.3%
FLIR Systems, Inc.	3.2%
TOTAL NET ASSETS	$1,336,389,789

COMPOSITION OF NET ASSETS
Machinery	16.6%
Specialty Retail	12.2%
Insurance	10.8%
Electronic Equipment, Instruments & Components	10.3%
Money Market Funds	6.9%
Capital Markets	5.9%
Banks	4.4%
Diversified Financial Services	3.9%
Hotels, Restaurants & Leisure	3.2%
Chemicals	3.0%
Health Care Equipment & Supplies	2.9%
Oil, Gas & Consumable Fuels	2.8%
Life Sciences Tools & Services	2.8%
Household Durables	2.7%
Health Care Providers & Services	2.1%
Multi-Line Retail	2.0%
IT Services	1.8%
Road & Rail	1.7%
Containers & Packaging	1.6%
Semiconductors & Semiconductor Equipment	1.3%
Building Products	0.6%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year on Form N-Q’s successor form, Form N-PORT. The complete listing (i) is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the information on Form N-PORT available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund — Schedule of Investments

June 30, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS — 92.6%
Banks — 4.4%
M&T Bank Corporation	179,000	$30,442,530
South State Corporation	388,110	28,592,064
		59,034,594
Building Products — 0.6%
Fortune Brands Home & Security, Inc.	147,000	8,398,110
Capital Markets — 5.9%
Brookfield Asset Management, Inc. - Class A	1,102,500	52,677,450
T. Rowe Price Group, Inc.	239,500	26,275,545
		78,952,995
Chemicals — 3.0%
Air Products & Chemicals, Inc.	175,500	39,727,935
Containers & Packaging — 1.6%
Avery Dennison Corporation	187,000	21,632,160
Diversified Financial Services — 3.9%
Berkshire Hathaway, Inc. - Class A (a)	163	51,891,050
Electronic Equipment, Instruments & Components — 10.3%
CDW Corporation	858,000	95,238,000
FLIR Systems, Inc.	794,728	42,994,785
		138,232,785
Health Care Equipment & Supplies — 2.9%
Stryker Corporation	191,000	39,265,780
Health Care Providers & Services — 2.1%
Covetrus, Inc. (a)	140,000	3,424,400
Henry Schein, Inc. (a)	350,000	24,465,000
		27,889,400

See Notes to Financial Statements

FAM Value Fund — Schedule of Investments (continued)

June 30, 2019 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 92.6% (continued)
Hotels, Restaurants & Leisure — 3.2%
Marriott International, Inc. - Class A	113,800	$15,965,002
Yum! Brands, Inc.	245,600	27,180,552
		43,145,554
Household Durables — 2.7%
Mohawk Industries, Inc. (a)	241,100	35,555,017
Insurance — 10.8%
Brown & Brown, Inc.	1,919,392	64,299,632
Markel Corporation (a)	60,850	66,302,160
White Mountains Insurance Group Ltd.	13,233	13,516,980
		144,118,772
IT Services — 1.8%
Black Knight, Inc. (a)	406,711	24,463,666
Life Sciences Tools & Services — 2.8%
Waters Corporation (a)	171,702	36,957,139
Machinery — 16.6%
Donaldson Company, Inc.	755,400	38,419,644
Graco, Inc.	716,650	35,961,497
IDEX Corporation	476,750	82,067,745
Illinois Tool Works, Inc.	289,950	43,727,359
Snap-on, Inc.	127,000	21,036,280
		221,212,525
Multi-Line Retail — 2.0%
Dollar General Corporation	196,300	26,531,908
Oil, Gas & Consumable Fuels — 2.8%
EOG Resources, Inc.	405,000	37,729,800

See Notes to Financial Statements

FAM Value Fund — Schedule of Investments (continued)

June 30, 2019 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 92.6% (continued)
Road & Rail — 1.7%
Landstar System, Inc.	204,221	$22,053,826
Semiconductors & Semiconductor Equipment — 1.3%
Microchip Technology, Inc.	203,000	17,600,100
Specialty Retail — 12.2%
AutoZone, Inc. (a)	26,700	29,355,849
CarMax, Inc. (a)	615,000	53,400,450
Ross Stores, Inc.	810,688	80,355,395
		163,111,694

Total Common Stocks (Cost $430,332,856)		$1,237,504,810
MONEY MARKET FUNDS — 6.9%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.22% (b) (Cost $91,772,817)	91,772,817	$91,772,817

Total Investments at Value — 99.5% (Cost $522,105,673)		$1,329,277,627

Other Assets in Excess of Liabilities — 0.5%		7,112,162

Net Assets — 100.0%		$1,336,389,789

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2019.

See Notes to Financial Statements

FAM Dividend Focus Fund

June 30, 2019

Dear Fellow Dividend Focus Fund Shareholder,

●	Effective as of June 30, 2019, the Fund changed its name from FAM Equity-Income Fund to FAM Dividend Focus Fund
●	31 out of 33 holdings in the Fund raised their dividends in the last 12 months[1]
●	12.9% is the average 5-year compound dividend growth rate for individual companies in the Fund as of June 30, 2019[2]
●	We are pleased with the Fund’s performance as well as its industry ratings

The new name better reflects the Fund’s steadfast focus since its 1996 launch. The FAM Dividend Focus Fund invests primarily in dividend-paying, mid-cap companies that have a history of consistently growing their dividend over time. Why dividends?

●	Dividends can provide stability during turbulent markets and be meaningful to your overall investment returns.
●	Businesses that pay dividends are typically healthy and generate more cash than they need for operations.
●	A growing dividend starts with a growing company and can indicate the likelihood for future success.

The Fund continues to post solid performance numbers, both on an absolute and relative basis, rising 23.5% through June 30, 2019. The Fund has bested its benchmark, the Russell Midcap Index, by a solid margin year-to-date as well as over 1, 3, and 5 years. The Fund has also beaten the S&P 500 Index by a good margin over the same time periods. For the 10-year and since inception periods, the Fund trails its benchmark.3

So far this year, performance has been driven by three factors. Firstly, the market snapped back strongly after declining toward the end of last year and investor pessimism quickly turned to optimism. Secondly, our holdings in the Information Technology and Industrial areas performed very well. Both of the areas are heavily weighted in the portfolio and these holdings have appreciated over time while continuing to grow revenue, earnings, and cash flow. Lastly, there was a bidding war between two companies for one of the holdings in the Fund that drove the price up significantly.

Over longer periods, performance has come from selecting the right businesses, letting the compounders compound, and weeding out weaker holdings from the portfolio quickly. By not doing these things, it can be a detriment. For example, had we trimmed some of the larger positions last year, the Fund return this year would have been lower. Additionally,

[1]	FactSet, as of 6/30/19
[2]	FactSet, as of 6/30/19
[3]	Bloomberg, as of 6/30/19

FAM Dividend Focus Fund

if we had held onto the underperforming companies that we sold last year, performance would have been lower. The Fund also benefitted from a number of other holdings being acquired at considerable premiums.

Dividend Focus

Every Fund holding pays a dividend and the majority typically grow that dividend every year. In fact, on average, the companies in the Fund have increased their dividends 12.9% compounded over the last five years (as of 06/30/19).4 We believe dividend growth is important because firms that are growing their cash flow are potentially able to grow their dividends. We favor investing in businesses that are growing their dividends quickly because it usually means the underlying operation is expanding and generating more cash than needed to reinvest back into the operation. These growing dividends contribute to the investment’s total return.

Portfolio Activity

So far this year, the Fund has invested in 6 new names and added to 15 existing positions. Most of the new names we have known for years, if not decades. The sales were largely to upgrade the portfolio, reduce risk due to high valuation, or lock in a gain due to a merger agreement.

Purchases

The new stocks are: Entegris (ENTG), Genpact (G), Fastenal Company (FAST), The Hanover Insurance Group (THG), First Hawaiian (FHB), and Roper Technologies (ROP). We added to our positions in these holdings: Broadridge Financial Solutions (BR), Watsco (WSO), Digital Realty Trust (DLR), IDEX Corp. (IEX), Marriott International (MAR), Microchip Technology (MCHP), US Ecology (ECOL), Ingersoll Rand (IR), EOG Resources (EOG), Snap-on (SNA), International Flavors & Fragrances (IFF), Ross Stores (ROST), Arthur J. Gallagher & Co. (AJG), Stryker Corp. (SYK), and Avery Dennison Corp. (AVY).

Here are the new holdings.

Entegris (ENTG) is a semiconductor materials business providing micro contamination filtration, specialty chemicals, and material handling products. Entegris’ products enable semiconductor companies to advance to the next smallest node as well as improve production yields. We like this industry because the majority of their revenue is driven by growth in wafer starts rather than semiconductor prices. Entegris could likely make future acquisitions as well as grow their dividend.

[4]	FactSet, as of 6/30/19

FAM Dividend Focus Fund

Genpact (G) provides business process outsourcing (BPO) where they take over a customer’s business operation (e.g., finance and accounting, customer service, IT) and run it at a lower cost without comprising quality. We like Genpact because of its potential long runway for growth in massively underpenetrated markets, deep customer relationships that provide long-term revenue streams, and the high returns it generates. This supports robust cash flow generation and shareholder-friendly capital allocation including more than $1.2 billion in stock buybacks over the last five years – plus a recently initiated dividend.

Fastenal Company (FAST) is a distributor we watched for years, but the stock was always too expensive for our taste. This year, despite Fastenal continuing to grow nicely, the valuation multiple contracted. We took advantage of the lower valuation to purchase an initial position in what we believe is a quality industrial distributor.

The Hanover Insurance Group (THG) is a property and casualty insurer which distributes through smaller independent agencies that value high service. The Hanover offers specialized insurance protection for small and mid-sized businesses, as well as homes and automobiles. We like this company because they have a strong partnership with select agencies and are able to help them grow. This, in turn, helps drive the firm’s growth.

First Hawaiian (FHB) is Hawaii’s oldest and largest bank, though the stock has only been publicly-traded since 2016 after it was spun out of BNP Paribas. First Hawaiian has more than $20 billion in assets and 60 branches, primarily in the state of Hawaii, along with the largest deposit share in the state at 36%.5 The bank is efficiently run and has a conservative credit culture and low-cost deposit franchise. This is supported by a geographic location that helps insulate First Hawaiian from mainland competition.

We took a small position in Roper Technologies (ROP). This holding has consistently grown faster than its industrial peers. We chalk this up to very strong management that has positioned Roper in sustainable high-growth markets. We expect to add to this position over time.

Sales

Versum Materials (VSM) was sold after the stock appreciated significantly due to a bidding war to acquire it. Versum initially inked a deal to merge with Entegris. Shortly after the merger was announced, German company Merck KGaA submitted a substantially higher bid for Versum. The stock moved up near this higher bid, however Versum’s management maintained that the Entegris merger was in the best long-term interests of shareholders. We decided to sell our shares and lock in our 75% year-to-date gain. Ultimately, the Versum board accepted an even higher offer from Merck. Once the dust settled, we bought shares in Entegris as a replacement for Versum (mentioned above).

[5]	First Hawaiian 2018 Annual Report

FAM Dividend Focus Fund

Penske Automotive Group (PAG) was also removed from the portfolio. While this is a well-managed business, we believe the growth rate from here could be below its historical average due to the auto industry being near peak sales in our estimation.

Stock Yards Bancorp (SYBT) was liquidated as well. It was sold to buy the position in First Hawaiian, which we believe is a better performing bank with more attractive characteristics.

Franklin Resources (BEN) was sold as the firm has been a chronic underperformer. We do not see a near-term path for the company to return to its historical growth rates.

Xilinx (XLNX) was trimmed due to the stock appreciating too far ahead of our expectations. We estimate that the trim took some downside risk out of the portfolio, since this was a large position.

Closing Thoughts

We believe the Fund is well positioned to participate in future economic growth. We do our best to visit these companies each year and meet with management to understand their priorities and how they plan to grow their businesses. It is their track record of execution and bringing new products and services to the market that gives us confidence in the future. We are aware of current headwinds facing the economy and history demonstrates that a recession could come at some point, we just do not know when. However, we believe the best way to create long-term value is to let the compounders compound. This means not artificially contorting the portfolio because of a slowing economy, threats of new tariffs, or even political outcomes. We have spent a great deal of time studying the Fund’s holdings and believe they have a long runway for growth. This should eventually translate into higher stock prices which means higher shareholder returns over time.

As always, we continue to work diligently on your behalf.

Best & Worst Performers for 12/31/18 to 6/30/19*

Top 5 Contributors	Average Weight (%)	Contribution (%)	Top 5 Detractors	Average Weight (%)	Detraction (%)
CDW Corp.	6.54%	1.85%	Robert Half Intl	1.70%	0.01%
Air Products & Chemicals	5.34%	1.66%	Entegris, Inc.	2.88%	-0.02%
Ingersoll-Rand	4.50%	1.27%	First Hawaiian	0.83%	-0.04%
Stryker Corp.	4.94%	1.20%	US Ecology	1.74%	-0.08%
Xilinx, Inc.	3.05%	1.10%	National Instruments	1.39%	-0.10%

FAM Dividend Focus Fund

This reflects the FAM Dividend Focus Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

Performance (as of 6/30/19)

	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception 4/1/1996
FAM Dividend Focus Fund	23.50%	19.64%	15.87%	11.42%	14.40%	9.38%
Russell Midcap Index	21.35%	7.83%	12.16%	8.63%	15.16%	10.33%
S&P 500 Index	18.54%	10.42%	14.19%	10.71%	14.70%	8.78%

Past performance does not indicate future results.

Paul Hogan, CFA Co-Manager	Thomas O. Putnam Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*

Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds.

FAM Dividend Focus Fund — Portfolio Data (Unaudited)

June 30, 2019

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
CDW Corporation	6.7%
Air Products & Chemicals, Inc.	5.5%
Stryker Corporation	5.1%
Arthur J. Gallagher & Company	5.0%
Broadridge Financial Solutions, Inc.	4.9%
Microchip Technology, Inc.	4.8%
Ross Stores, Inc.	4.7%
Ingersoll-Rand plc	4.6%
Avery Dennison Corporation	4.2%
IDEX Corporation	3.5%
TOTAL NET ASSETS	$358,844,173

COMPOSITION OF NET ASSETS
Machinery	11.2%
Semiconductors & Semiconductor Equipment	10.9%
Electronic Equipment, Instruments & Components	8.1%
IT Services	7.9%
Money Market Funds	7.7%
Insurance	7.1%
Specialty Retail	7.0%
Chemicals	6.9%
Health Care Equipment & Supplies	5.1%
Banks	4.9%
Trading Companies & Distributors	4.4%
Containers & Packaging	4.2%
Equity Real Estate Investment Trusts (REITs)	3.3%
Oil, Gas & Consumable Fuels	2.6%
Hotels, Restaurants & Leisure	2.3%
Water Utilities	2.2%
Commercial Services & Supplies	1.8%
Professional Services	1.7%
Capital Markets	1.5%
Food Products	1.1%
Industrial Conglomerates	0.8%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year on Form N-Q’s successor form, Form N-PORT. The complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the information on Form N-PORT available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Dividend Focus Fund — Schedule of Investments

June 30, 2019 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 95.0%
Banks — 4.9%
First Hawaiian, Inc.	118,000	$3,052,660
M&T Bank Corporation	47,000	7,993,290
South State Corporation	88,000	6,482,960
		17,528,910
Capital Markets — 1.5%
T. Rowe Price Group, Inc.	48,000	5,266,080
Chemicals — 6.9%
Air Products & Chemicals, Inc.	87,000	19,694,190
International Flavors & Fragrances, Inc.	35,000	5,078,150
		24,772,340
Commercial Services & Supplies — 1.8%
US Ecology, Inc.	107,647	6,409,302
Containers & Packaging — 4.2%
Avery Dennison Corporation	130,000	15,038,400
Electronic Equipment, Instruments & Components — 8.1%
CDW Corporation	217,000	24,087,000
National Instruments Corporation	122,000	5,122,780
		29,209,780
Equity Real Estate Investment Trusts (REITs) — 3.3%
Digital Realty Trust, Inc.	99,000	11,661,210
Food Products — 1.1%
McCormick & Company, Inc.	26,000	4,030,260
Health Care Equipment & Supplies — 5.1%
Stryker Corporation	88,500	18,193,830

See Notes to Financial Statements

FAM Dividend Focus Fund — Schedule of Investments (continued)

June 30, 2019 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 95.0% (continued)
Hotels, Restaurants & Leisure — 2.3%
Marriott International, Inc. - Class A	59,000	$8,277,110
Industrial Conglomerates — 0.8%
Roper Technologies, Inc.	8,000	2,930,080
Insurance — 7.1%
Arthur J. Gallagher & Company	203,920	17,861,353
Hanover Insurance Group, Inc. (The)	59,000	7,569,700
		25,431,053
IT Services — 7.9%
Broadridge Financial Solutions, Inc.	136,500	17,428,320
Genpact Ltd.	282,000	10,741,380
		28,169,700
Machinery — 11.2%
Donaldson Company, Inc.	91,600	4,658,776
IDEX Corporation	72,984	12,563,466
Ingersoll-Rand plc	131,000	16,593,770
Snap-on, Inc.	38,700	6,410,268
		40,226,280
Oil, Gas & Consumable Fuels — 2.6%
EOG Resources, Inc.	102,000	9,502,320
Professional Services — 1.7%
Robert Half International, Inc.	110,000	6,271,100
Semiconductors & Semiconductor Equipment — 10.9%
Entegris, Inc.	284,000	10,598,880
Microchip Technology, Inc.	198,000	17,166,600
Xilinx, Inc.	95,414	11,251,219
		39,016,699

See Notes to Financial Statements

FAM Dividend Focus Fund — Schedule of Investments (continued)

June 30, 2019 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 95.0% (continued)
Specialty Retail — 7.0%
Monro, Inc.	96,000	$8,188,800
Ross Stores, Inc.	171,686	17,017,516
		25,206,316
Trading Companies & Distributors — 4.4%
Fastenal Company	299,000	9,744,410
Watsco, Inc.	37,000	6,050,610
		15,795,020
Water Utilities — 2.2%
Aqua America, Inc.	190,750	7,891,328

Total Common Stocks (Cost $199,073,403)		$340,827,118
MONEY MARKET FUNDS — 7.7%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.22% (a) (Cost $27,635,627)	27,635,627	$27,635,627

Total Investments at Value — 102.7% (Cost $226,709,030)		$368,462,745

Liabilities in Excess of Other Assets — (2.7%)		(9,618,572)

Net Assets — 100.0%		$358,844,173

(a)	The rate shown is the 7-day effective yield as of June 30, 2019.

See Notes to Financial Statements

FAM Small Cap Fund

June 30, 2019

Dear Fellow Small Cap Fund Shareholder,

It is interesting to reread the letter we wrote you just six months ago. At that time, investors feared a variety of issues such as tariffs, labor inflation, the uncivil political discourse, and a Federal Reserve apparently still intending to raise interest rates while economic conditions were decelerating. As a result, small-cap stocks (Russell 2000 Index) declined -25.31% from their intra-day high on August 31 and ended 2018 down -11.01%. The FAM Small Cap Fund fell less, dropping -9.29% in 2018, and we were able to spend some excess cash buying shares at what we think should prove to be attractive prices.1 It was a tense time for investors. The good news is that the Russell 2000 rebounded 16.98% in the first half of 2019 while our Fund returned 15.95%.2

In the last letter, we tried to outline that, while we did not know the timing, conditions would change and pessimism would likely subside if not outright swing to optimism.

“Meanwhile, there are reasons to be optimistic. Many of the problems facing us will likely be resolved. For instance, the U.S. and China may eventually strike a trade agreement with lower tariffs. Furthermore, the longer this uncertainty goes on, the more firms move sourcing to places such as Mexico, India, or Vietnam to avoid the China tariffs. Additionally, the Federal Reserve may decide that conditions no longer warrant further interest rate increases. It is quite possible that a year from now many of these issues may have passed. Humans certainly have their shortcomings, but they excel at adaptation.”

In our opinion, most of the factors that scared investors in late 2018 remain, but they seem to be more comfortable with the potential impact of items such as higher tariffs. Investors appear pleased that the Federal Reserve has now pivoted 180 degrees and many market observers expect them to lower short-term interest rates by year-end. If this happens, it could stimulate the economy.

Today, many investors could probably be described as “comfortable.” They see several issues to worry about, yet the economy continues to chug along at a decent rate of growth as seen in statistics such as the GDP (Gross Domestic Product) and record low unemployment. Furthermore, we expect that they could be reassured by the Federal Reserve talking about potentially cutting rates to sustain economic growth.

Our point is that it is foolish, and virtually impossible, for us to try and predict short-term economic and political swings as well as investors’ tastes. Our team does not speculate with your hard-earned capital – we seek and research great companies while following a time-tested investment approach.

[1]	Bloomberg, 12/31/18: from the intra-day high on 8/31/18 to the 12/31/18 close
[2]	Bloomberg, 6/30/19

FAM Small Cap Fund

We collect shares in what we deem to be quality businesses the way some people obsessively collect art or antiques. Our expectation is that our holdings should do well over the long term, even if they must navigate some difficult periods along the way. As always, we focus on what we believe are quality enterprises that are typically quite profitable and can grow even larger over time without losing the advantages that enable significant cash profits. Secondly, we want to invest only where management is both competent and honest in our opinion. Thirdly, we desire a strong financial position so that the company can survive, if not prosper, during any downturns that might arise. Finally, we are value investors and want to buy our shares at a discount to what we believe the business is worth.

Portfolio Activity

We found several interesting opportunities in recent months. Perhaps the hunting ground improved given the poor performance of small-cap stocks in general, particularly small-cap “value” stocks. While the small-cap universe is roughly 2,000 individual companies, most fail one or more of our criteria in terms of business quality, honest and capable management, a safe financial condition, and more. As a result, we focus our energies on a select group of what we estimate to be the highest quality companies – spending most of our time increasing our knowledge of these rather than trying to master the entire small-cap space. Our goal is to be prepared to move quickly when, for some reason, these firms are temporarily undervalued. In that regard, we believe the first half of 2019 was productive.

Purchases

Often the easiest course of action is to take advantage of price declines and add to existing positions. These are operations we know well – in some cases having accumulated many years of study – so we are generally ready when the prices warrant additional purchases. During the first half of the year, we added to our positions in some of our favorite holdings such as Carriage Services (CSV), CBIZ (CBZ), Colliers International (CIGI), Matador Resources (MTDR), Multi-Color Corp. (LABL), Natus Medical (BABY), Penske Automotive Group (PAG), and South State Corp. (SSB). In each case, we believe our purchases were at a nice discount to our estimate of “economic value,” which we define as either the present value of all future cash flows or the value of the enterprise to an acquirer.

Additionally, we invested in three new ideas that we are excited about.

Floor & Decor Holdings (FND) operates just over 100 flooring superstores and can grow much larger. While the average do-it-yourself customer or professional installer can go to Home Depot or Lowe’s, a Floor & Decor store carries much more inventory and can provide substantial savings compared to the typical “mom-and-pop” flooring store. Their variety of options is astounding in our opinion. Simply put, Floor & Decor has a superior mousetrap. Thankfully, they are already quite profitable and leadership seems to be top-notch. The

FAM Small Cap Fund

CEO started at Home Depot when he was 16 and rose to Chief Merchandising Officer before joining Floor & Decor. The combination of competitive advantages, growth potential, a clean balance sheet, and strong management is impressive from our viewpoint.

We realize that economic conditions may likely vary tremendously during the years ahead as they build toward their target of 400 stores, but think the potential justifies hanging on through the bumpy periods. Fears regarding tariffs played a part in recent share price volatility which gave us an opportunity to buy shares. While Floor & Decor does source some of their product from China, they access many global suppliers and are already rapidly shifting their supply chain (and raising retail prices) to offset the effect of tariffs. We might not know the full impact of tariffs for a while, yet believe any short-term issues should not change the fact that they are very profitable and can grow much larger.

Healthcare Services Group (HCSG) takes care of the mundane aspects of running various types of long-term care facilities – they literally clean the toilets, wash the clothes, and cook the meals. Thanks to the benefits of specialization, most of the time HCSG can provide these services at a lower cost than a facility can manage internally. There are approximately 23,000 long-term care facilities in the U.S. HCSG already runs the housekeeping services for 3,500 and dietary services for 1,500 – plus there are no meaningfully sized competitors. The business plan at HCSG is simple: approach long-term care facility operators and propose an outsourcing agreement that should save both the facility owner money and help earn a decent profit for them. This method has generated nice growth over the years (revenues grew from $603 million in 2008 to $2.009 billion in 2018) and we believe they can continue growing for many years.3

Our opportunity to buy shares arose because of troubles with some of HCSG’s customers. Owning and running these facilities is a tough business at times. Operators build facilities planning on a certain percentage of beds being occupied and expecting reasonable reimbursement rates from federal programs such as Medicare. Conditions have been difficult. The majority of Baby Boomers are not quite old enough for these facilities. Instead, most residents are from the smaller in number pre-WWII birth years. Additionally, an increasing percentage of the elderly are staying in their homes longer, so when they get to assisted living they are there a shorter length of time and are sicker than the average resident of previous years. Finally, government reimbursement rates failed to keep up with inflation the past few years. As a result, several of HCSG’s customers have struggled to pay their bills on time.

[3]	Healthcare Services Group 2018 Annual Report

FAM Small Cap Fund

The industry experienced similar challenges in the late 1990s, but conditions improved as operators made adjustments. Today, we see many signs of improvement including better demographic trends, a slowdown in new facility construction, and higher reimbursement rates. So, while the road is bumpy now, HCSG remains nicely profitable and we believe they should grow again soon.

Finally, late in the second quarter we purchased shares in Entegris (ENTG). Entegris is a major supplier of chemicals and related filters and equipment to semiconductor manufacturers. Constructing a semiconductor involves multiple steps of depositing material in many layers. Each layer involves a variety of chemicals used to lay down material and then clean off excess materials between steps. Entegris has two macro trends going their way. First, the number of semiconductors produced is expanding as chips spread from traditional products, such as computers, to a wide variety of applications including appliances, automobiles, and data centers. Furthermore, as microchips grow in complexity, the amount of chemicals consumed increases. Additionally, the demand for better filtration improves in parallel. While semiconductor production will undoubtedly experience cycles, we believe the long-term trends of more and increasingly complex chips should allow Entegris to grow nicely.

Sales

We trimmed two positions – Diamond Hill Investment Group (DHIL) and PC Connection (CNXN) – while selling completely our positions in Multi-Color Corp. (LABL), ScanSource (SCSC), US Ecology (ECOL), and Winmark (WINA).

Our experiences in both Multi-Color (LABL) and ScanSource (SCSC) were disappointing. Whenever we purchase shares in a company we expect it to continue to be of excellent quality and – equally important – anticipate that management should continue making wise decisions. Both of these businesses did not live up to expectations. In the case of Multi-Color, they borrowed a lot of money to buy a very sizable competitor and then stumbled when combining the two entities. They then sold their entire operation to a private equity firm at what we think is a low price. For several years ScanSource, a distributor of electronic goods like barcode readers and credit card terminals, assured us profit margins would return to historical levels. ScanSource still has not registered a rebound in margins and we uncovered other signs that management is not up to our standards, so we sold our shares.

We finished selling our position in US Ecology (ECOL) early in the year. Our goal is to invest in 20 to 30 of the highest quality small companies we can find. Occasionally, we will sell a holding, not because anything is necessarily wrong, but because we believe we can invest in an even better enterprise. Such is the case here. While we expect that US Ecology should do quite well in the future, our team used the proceeds from the sale to fund some of our recent purchases like Floor & Decor (FND) and Healthcare Services Group (HCSG) which hopefully will perform even better.

FAM Small Cap Fund

Finally, we sold our few shares in Winmark (WINA). Winmark owns brands they in turn franchise like Plato’s Closet, Once Upon a Child, and Play It Again Sports. While we remain big fans of Winmark, we were never able to buy enough shares for the position to be material. As a result, the better alternative was to sell our shares and focus these resources elsewhere.

Closing Thoughts

It is an interesting time to invest in small businesses. “Growth” funds dramatically outperformed “value” funds during 2017 and 2018, and so far in 2019. We who study the markets company-by-company can see the impact in relative valuations. Dynamic, faster growing enterprises we characterized as too expensive a couple of years ago trade at even higher valuations today. Additionally, many we would deem to be speculative, such as unprofitable biotechs, cryptocurrency providers, and cannabis firms, are attracting much attention. At the same time, many solidly profitable businesses with more modest growth rates have not seen the same type of jump in valuation multiples.

Many are wondering when will the trend revert? Will value ever outperform growth again? We are not foolish enough to say when, but experience, plus a knowledge of stock market history, assures us that these cycles reverse eventually. Furthermore, we are encouraged by many studies that have shown that value stocks historically outperformed growth stocks over the long term. To paraphrase a recent comment by a friend of ours, “How can buying something for less than it is worth ever be a bad idea?”

As always, we are grateful for the trust you place in us. Rest assured, we continue working hard on your behalf.

Best & Worst Performers for 12/31/18 to 6/30/19*

Top 5 Contributors	Average Weight (%)	Contribution (%)	Top 5 Detractors	Average Weight (%)	Detraction (%)
frontdoor, inc	6.69%	2.60%	CenterState Bank	4.25%	-0.11%
Hostess Brands	5.85%	1.42%	Diamond Hill	2.51%	-0.18%
Exlservice Holdings	4.97%	1.01%	Healthcare Services Group	1.93%	-0.18%
Colliers International	4.51%	0.99%	ScanSource	SOLD	-0.23%
Monro Inc.	4.71%	0.94%	Natus Medical	2.91%	-0.92%

This reflects the FAM Small Cap Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

FAM Small Cap Fund

Performance (as of 6/30/19)

	YTD	1-Year	3-Year	5-Year	Since Inception 3/1/2012
FAM Small Cap Fund Investor Shares	15.95%	-0.69%	8.27%	6.67%	11.04%
Russell 2000 Index	16.98%	-3.31%	12.30%	7.06%	10.85%
S&P 500 Index	18.54%	10.42%	14.19%	10.71%	13.28%

Past performance does not indicate future results.

Andrew F. Boord Co-Manager	Thomas O. Putnam Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*

Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds.

FAM Small Cap Fund — Portfolio Data (Unaudited)

June 30, 2019

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
frontdoor, inc.	6.7%
Hostess Brands, Inc.	5.8%
ExlService Holdings, Inc.	5.0%
Monro, Inc.	4.7%
Choice Hotels International, Inc.	4.7%
Colliers International Group, Inc.	4.5%
CBIZ, Inc.	4.4%
Penske Automotive Group, Inc.	4.3%
CenterState Bank Corporation	4.2%
Pinnacle Financial Partners, Inc.	4.2%
TOTAL NET ASSETS	$181,283,672

COMPOSITION OF TOTAL INVESTMENTS
Specialty Retail	11.8%
Banks	11.7%
Diversified Consumer Services	10.1%
Real Estate Management & Development	8.6%
Health Care Equipment & Supplies	6.1%
Food Products	5.8%
IT Services	5.0%
Money Market Funds	4.8%
Hotels, Restaurants & Leisure	4.7%
Professional Services	4.4%
Electrical Equipment	3.6%
Machinery	3.2%
Insurance	3.1%
Semiconductors & Semiconductor Equipment	2.9%
Electronic Equipment, Instruments & Components	2.8%
Road & Rail	2.6%
Oil, Gas & Consumable Fuels	2.6%
Capital Markets	2.5%
Commercial Services & Supplies	1.9%
Media	1.7%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year on Form N-Q’s successor form, Form N-PORT. The complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the information on Form N-PORT available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Small Cap Fund — Schedule of Investments

June 30, 2019 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 95.1%
Banks — 11.7%
CenterState Bank Corporation	333,960	$7,691,099
Pinnacle Financial Partners, Inc.	132,000	7,587,360
South State Corporation	79,500	5,856,765
		21,135,224
Capital Markets — 2.5%
Diamond Hill Investment Group, Inc.	32,057	4,543,118
Commercial Services & Supplies — 1.9%
Healthcare Services Group, Inc.	115,000	3,486,800
Diversified Consumer Services — 10.1%
Carriage Services, Inc.	330,000	6,273,300
frontdoor, inc. (a)	278,000	12,106,900
		18,380,200
Electrical Equipment — 3.6%
Thermon Group Holdings, Inc. (a)	251,000	6,438,150
Electronic Equipment, Instruments & Components — 2.8%
PC Connection, Inc.	147,655	5,164,972
Food Products — 5.8%
Hostess Brands, Inc. (a)	733,000	10,584,520
Health Care Equipment & Supplies — 6.1%
AngioDynamics, Inc. (a)	292,000	5,749,480
Natus Medical, Inc. (a)	205,000	5,266,450
		11,015,930
Hotels, Restaurants & Leisure — 4.7%
Choice Hotels International, Inc.	97,000	8,439,970
Insurance — 3.1%
Hallmark Financial Services, Inc. (a)	393,032	5,592,845

See Notes to Financial Statements

FAM Small Cap Fund — Schedule of Investments (continued)

June 30, 2019 (Unaudited)

	SHARES	VALUE
COMMON STOCKS — 95.1% (continued)
IT Services — 5.0%
ExlService Holdings, Inc. (a)	136,000	$8,993,680
Machinery — 3.2%
Franklin Electric Company, Inc.	123,000	5,842,500
Media — 1.7%
Boston Omaha Corporation - Class A (a)	135,600	3,139,140
Oil, Gas & Consumable Fuels — 2.6%
Matador Resources Company (a)	235,000	4,671,800
Professional Services — 4.4%
CBIZ, Inc. (a)	406,635	7,965,980
Real Estate Management & Development — 8.6%
Colliers International Group, Inc.	114,000	8,164,680
FRP Holdings, Inc. (a)	132,100	7,367,217
		15,531,897
Road & Rail — 2.6%
Landstar System, Inc.	43,959	4,747,132
Semiconductors & Semiconductor Equipment — 2.9%
Entegris, Inc.	140,000	5,224,800
Specialty Retail — 11.8%
Floor & Decor Holdings, Inc. - Class A (a)	123,000	5,153,700
Monro, Inc.	100,000	8,530,000
Penske Automotive Group, Inc.	163,000	7,709,900
		21,393,600

Total Common Stocks (Cost $141,964,747)		$172,292,258

See Notes to Financial Statements

FAM Small Cap Fund — Schedule of Investments (continued)

June 30, 2019 (Unaudited)

	SHARES	VALUE
MONEY MARKET FUNDS — 4.8%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 2.22% (b) (Cost $8,744,550)	8,744,550	$8,744,550

Total Investments at Value — 99.9% (Cost $150,709,297)		$181,036,808

Other Assets in Excess of Liabilities — 0.1%		246,864

Net Assets — 100.0%		$181,283,672

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2019.

See Notes to Financial Statements

FAM Funds — Statements of Assets and Liabilities	June 30, 2019 (Unaudited)

	Value Fund	Dividend Focus Fund		Small Cap Fund
Assets
Investments in securities, at cost	$522,105,673		$226,709,030	$150,709,297
Investments in securities, at value	$1,329,277,627		$368,462,745	$181,036,808
Cash	149,940		68,370	—
Receivable for Fund shares sold	330,857		596,186	419,556
Receivable for investment securities sold	7,629,319		—	—
Dividends and interest receivable	760,082		300,748	22,018
Other assets	27,043		26,775	24,712
Total Assets	1,338,174,868		369,454,824	181,503,094
Liabilities
Payable for Fund shares redeemed	381,366		123,230	8,465
Payable for investment securities purchased	—		10,080,985	—
Accrued investment advisory fees	924,013		254,436	127,457
Accrued shareholder servicing and fund accounting fees	162,619		39,692	17,430
Accrued business management and administrative fees	141,864		46,941	24,009
Accrued expenses	175,217		65,367	42,061
Total Liabilities	1,785,079		10,610,651	219,422
Net Assets	$1,336,389,789		$358,844,173	$181,283,672
Net Assets Consist of:
Paid-in capital	$494,743,717		$209,355,821	$150,577,769
Accumulated earnings	841,646,072		149,488,352	30,705,903
Net Assets	$1,336,389,789		$358,844,173	$181,283,672
Net asset value and offering per share
Net assets - Investor Share	$1,306,115,133		$358,844,173	$128,665,235
Net assets - Institutional Share	$30,274,656	$	N/A	$52,618,437
Shares outstanding - Investor Share	16,368,208		9,802,329	7,405,302
Shares outstanding - Institutional Share	378,466		N/A	3,013,229
Net Asset Value, offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Share	$79.80		$36.61	$17.37
Institutional Share	$79.99		N/A	$17.46

See Notes to Financial Statements

FAM Funds — Statements of Operations	Six Months Ended June 30, 2019 (Unaudited)

	Value Fund	Dividend Focus Fund	Small Cap Fund
Investment Income
Income
Dividends	$7,439,385	$2,855,462	$569,263
Foreign withholding taxes on dividends	(52,920)	—	(1,313)
Total Investment Income	7,386,465	2,855,462	567,950
Expenses
Investment advisory fees (Note 2)	5,594,801	1,332,877	767,560
Shareholder servicing fees (Note 2)
Investor shares	515,704	109,709	42,839
Institutional shares	158	—	2,409
Fund accounting fees (Note 2)
Investor shares	423,440	103,229	42,670
Institutional shares	9,536	—	16,639
Shareholder administrative fees (Note 2)
Investor shares	325,584	108,038	51,197
Institutional shares	6,756	—	9,906
Business management fees (Note 2)	186,622	44,520	25,561
Custodian and bank servicing fees	62,445	17,266	10,938
Registration and filing fees	31,032	26,914	28,191
Legal fees	58,195	12,015	8,122
Trustee’s fees and expenses	23,454	23,454	23,454
Audit and tax services fees	25,760	8,111	16,630
Printing of shareholder reports	22,360	8,421	6,051
Compliance services fees (Note 2)	10,000	10,000	10,000
Other	165,018	45,123	28,616
Total Expenses	7,460,865	1,849,677	1,090,783
Fee reductions by Advisor (Note 2)	(145,052)	—	(1,734)
Net Expenses	7,315,813	1,849,677	1,089,049
Net Investment Income (Loss)	70,652	1,005,785	(521,099)
Realized and Unrealized Gains on Investments
Net realized gains on investments	36,827,503	7,309,832	899,491
Net change in unrealized appreciation (depreciation) on investments	192,960,223	51,344,796	23,904,845
Net Realized and Unrealized Gains	229,787,726	58,654,628	24,804,336
Net Increase in Net Assets From Operations	$229,858,378	$59,660,413	$24,283,237

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

	Value Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Change in Net Assets
From operations
Net investment income	$70,652	$1,183,822
Net realized gains on investments	36,827,503	40,167,228
Net change in unrealized appreciation (depreciation) on investments	192,960,223	(115,958,435)
Net increase (decrease) in net assets resulting from operations	229,858,378	(74,607,385)

Distributions to shareholders from (Note 5):
Investor Share	—	(43,639,043)
Institutional Share	—	(1,106,941)
Total distributions	—	(44,745,984)

Capital share transactions (Note 3)	(25,872,685)	(8,105,573)
Total increase (decrease) in net assets	203,985,693	(127,458,942)

Net Assets
Beginning of period	1,132,404,096	1,259,863,038
End of period	$1,336,389,789	$1,132,404,096

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

	Dividend Focus Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Change in Net Assets
From operations
Net investment income	$1,005,785	$1,660,426
Net realized gains on investments	7,309,832	5,790,114
Net change in unrealized appreciation (depreciation) on investments	51,344,796	(8,544,648)
Net increase (decrease) in net assets resulting from operations	59,660,413	(1,094,108)

Distributions to shareholders - Investor Shares (Note 5):	(938,417)	(3,096,115)

Capital share transactions (Note 3)	59,576,804	20,259,458
Total increase in net assets	118,298,800	16,069,235

Net Assets
Beginning of period	240,545,373	224,476,138
End of period	$358,844,173	$240,545,373

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

	Small Cap Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Change in Net Assets
From operations
Net investment loss	$(521,099)	$(514,110)
Net realized gains on investments	899,491	13,414,599
Net change in unrealized appreciation (depreciation) on investments	23,904,845	(28,671,068)
Net increase (decrease) in net assets resulting from operations	24,283,237	(15,770,579)

Distributions to shareholders from (Note 5):
Investor Share	—	(10,079,359)
Institutional Share	—	(3,335,749)
Total distributions	—	(13,415,108)

Capital share transactions (Note 3)	9,179,719	13,715,078
Total increase (decrease) in net assets	33,462,956	(15,470,609)

Net Assets
Beginning of period	147,820,716	163,291,325
End of period	$181,283,672	$147,820,716

See Notes to Financial Statements

FAM Funds — Notes to Financial Statements (Unaudited)

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Dividend Focus Fund (formerly FAM Equity-Income Fund) and FAM Small Cap Fund (individually a “Fund”, and collectively, the “Funds”) are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is authorized to issue two classes of shares; Investor Shares and Institutional Shares. The Investor Shares and the Institutional Shares represent interests in the same portfolio of investments in each Fund, however, each class of shares is subject to different expenses and have different investment minimums. Each share class has exclusive voting rights with respect to matters that affect just that class of shares. The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Dividend Focus Fund is to provide current income and long-term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

Each Fund is an investment company and accordingly follows accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and followed by the Funds in the preparation of their financial statements.

a)    Valuation of Securities

Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day that the NYSE is open for business. Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities may be carried at amortized cost, which approximates fair value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

FAM Funds — Notes to Financial Statements (Unaudited)

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2019:

FAM Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,237,504,810	$—	$—	$1,237,504,810
Money Market Funds	91,772,817	—	—	91,772,817
Total	$1,329,277,627	$—	$—	$1,329,277,627

FAM Dividend Focus Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$340,827,118	$—	$—	$340,827,118
Money Market Funds	27,635,627	—	—	27,635,627
Total	$368,462,745	$—	$—	$368,462,745

FAM Funds — Notes to Financial Statements (Unaudited)

FAM Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$172,292,258	$—	$—	$172,292,258
Money Market Funds	8,744,550	—	—	8,744,550
Total	$181,036,808	$—	$—	$181,036,808

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended June 30, 2019.

Refer to each Fund’s Schedule of Investments to view securities segregated by industry type.

b)    Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are determined on the basis of identified cost.

c)    Investment Income

Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s tax rules and tax rates. Non-cash dividends are included in dividends on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the composition of the distributions.

d)    Share Valuation

The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

FAM Funds — Notes to Financial Statements (Unaudited)

e)    Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly by the FAM Dividend Focus Fund. Dividends from net investment income are declared and paid on an annual basis by each of the FAM Value Fund and FAM Small Cap Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in the expenses of each class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. Permanent book and tax basis differences, if any, are reclassified among the components of net assets. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f)    Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the six months ended June 30, 2019, management has evaluated the tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its evaluation, management has determined that no liability for unrecognized tax expense is required. The current and all open tax years (generally, three years) remain subject to examination by U.S. and New York taxing authorities. No examination of the Funds’ tax filings is presently in progress.

g)    Common Expenses

Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

h)    Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FAM Funds — Notes to Financial Statements (Unaudited)

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under an Investment Advisory Agreement, each Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 0.90% of its average daily net assets. In addition, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (the “ELA”) entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2020, to reduce its fees and/or reimburse certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraordinary expenses) to the extent necessary to maintain annual operating expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Dividend Focus Fund and 1.42% for FAM Small Cap Fund; and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Dividend Focus Fund and 1.20% for FAM Small Cap Fund.

During the six months ended June 30, 2019, pursuant to the terms of the ELA, the Advisor reduced its fees for FAM Value Fund in the amount of $145,052. The FAM Small Cap Fund reduced its fees by $1,734 and FAM Dividend Focus Fund did not have any advisory fee reductions for the six months ended June 30, 2019. The Advisor is permitted to seek reimbursement from the Funds for fee reductions and/or expense reimbursements during the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to be repaid for any previously reduced fees and expense reimbursements.

As of June 30, 2019, the amounts of previously reduced fees that the Advisor may recoup from FAM Value Fund and FAM Small Cap Fund are shown below, along with the expiration dates of such recoupments:

	May 1, 2020	May 1, 2021	May 1, 2022	May 1, 2023	Total
FAM Value Fund	$137,822	$70,548	$154,067	$145,052	$507,489
FAM Small Cap Fund	$—	$—	$—	$1,734	$1,734

The Funds have adopted Shareholder Administrative Services Plans for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor

FAM Funds — Notes to Financial Statements (Unaudited)

Shares, the Investor Shares of each Fund may pay shareholder administrative servicing fees of up to 0.25% per annum of the average daily net assets allocable to Investor Shares of each respective Fund, and pursuant to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of each Fund may pay shareholder administrative servicing fees of up to 0.15% per annum of the average daily net assets allocable to Institutional Shares of each respective Fund.

FAM Shareholder Services, Inc. (“FSS”), a company under common control with the Advisor, serves as shareholder account servicing agent and receives a fee at the annual rates of 0.11% of average daily net assets allocable to the Investor Shares of each Fund and 0.03% of average daily net assets allocable to Institutional Shares of each Fund. For the six months ended June 30, 2019, shareholder account service fees paid to FSS were as follows:

FAM Value Fund	$515,862
FAM Dividend Focus Fund	$109,709
FAM Small Cap Fund	$45,248

The Advisor serves as the fund accounting agent and receives a fee at the annual rate of 0.07% on each Fund’s average daily net assets. For the six months ended June 30, 2019, the Funds’ fund accounting fees paid to the Advisor amounted to:

FAM Value Fund	$432,976
FAM Dividend Focus Fund	$103,229
FAM Small Cap Fund	$59,309

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services from the Funds.

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Chief Compliance Officer to the Funds, as well as certain additional compliance support functions. The Funds pay Ultimus fees in accordance with the agreement for such services. During the six months ended June 30, 2019, the fee paid by each Fund for such services was $10,000.

A Trustee and certain officers of the Trust are also officers or employees of the Advisor, FSI, or Ultimus, as applicable.

Note 3. Shares of Beneficial Interest

At June 30, 2019, an unlimited number of shares of beneficial interest ($0.001 par value) of each Fund were authorized.

FAM Funds — Notes to Financial Statements (Unaudited)

Transactions for each Fund are as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018
FAM Value Fund
	Shares	Amount	Shares	Amount
Investor Share
Shares sold	296,972	$21,863,375	566,851	$42,196,570
Shares issued on reinvestment of distributions	—	—	635,911	41,670,136
Shares redeemed	(632,581)	(46,878,029)	(1,312,457)	(97,375,579)
Investor Share transactions	(335,609)	$(25,014,654)	(109,695)	$(13,508,873)
Institutional Share
Shares sold	36,371	$2,767,722	216,555	$16,369,854
Shares issued on reinvestment of distributions	—	—	12,940	849,256
Shares redeemed	(48,798)	(3,625,753)	(160,332)	(11,815,810)
Institutional Share transactions	(12,427)	$(858,031)	69,163	$5,403,300
Net decrease from capital transactions	(348,036)	$(25,872,685)	(40,532)	$(8,105,573)

FAM Funds — Notes to Financial Statements (Unaudited)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018
FAM Dividend Focus Fund
	Shares	Amount	Shares	Amount
Investor Share
Shares sold	2,553,290	$87,513,646	1,280,105	$40,504,732
Shares issued on reinvestment of distributions	25,268	894,544	98,466	2,963,315
Shares redeemed	(866,476)	(28,831,386)	(742,304)	(23,208,589)
Net increase from capital transactions	1,712,082	$59,576,804	636,267	$20,259,458

	Six Months Ended June 30, 2019		Year Ended December 31, 2018
FAM Small Cap Fund
	Shares	Amount	Shares	Amount
Investor Share
Shares sold	434,292	$7,214,438	1,197,810	$21,705,880
Shares issued on reinvestment of distributions	—	—	665,227	9,805,451
Shares redeemed	(451,373)	(7,514,199)	(1,048,753)	(19,098,463)
Investor Share transactions	(17,081)	$(299,761)	814,284	$12,412,868
Institutional Share
Shares sold	684,685	$11,292,299	665,998	$12,006,719
Shares issued on reinvestment of distributions	—	—	165,908	2,457,097
Shares redeemed	(108,665)	(1,812,819)	(748,874)	(13,161,606)
Institutional Share transactions	576,020	$9,479,480	83,032	$1,302,210
Net increase from capital transactions	558,939	$9,179,719	897,316	$13,715,078

FAM Funds — Notes to Financial Statements (Unaudited)

Note 4. Investment Transactions

During the six months ended June 30, 2019, purchases and sales of investment securities, other than short-term obligations, were:

	Purchases	Sales
FAM Value Fund	$8,115,547	$70,498,034
FAM Dividend Focus Fund	81,399,859	17,651,376
FAM Small Cap Fund	17,985,065	13,906,699

Note 5. Income Taxes and Distributions to Shareholders

The tax composition of dividends and distributions paid to shareholders during the periods ended June 30, 2019 and December 31, 2018 was:

	FAM Value Fund		FAM Dividend Focus Fund		FAM Small Cap Fund
	2019	2018	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$—	$1,219,835	$938,417	$1,865,756	$—	$—
Long-term capital gains	—	43,526,149	—	1,230,359	—	13,415,108
Total distributions	$—	$44,745,984	$938,417	$3,096,115	$—	$13,415,108

FAM Funds — Notes to Financial Statements (Unaudited)

The following information is computed on a tax basis for each item as of June 30, 2019:

	FAM Value Fund	FAM Dividend Focus Fund	FAM Small Cap Fund
Tax cost of portfolio investments	$524,529,710	$226,709,030	$150,709,297
Gross unrealized appreciation	809,631,801	142,540,218	38,211,374
Gross unrealized depreciation	(4,883,884)	(786,503)	(7,883,863)
Net unrealized appreciation	804,747,917	141,753,715	30,327,511
Accumulated ordinary income (loss)	70,652	67,368	(521,099)
Undistributed long-term gains	—	357,437	—
Other gains (losses)	36,827,503	7,309,832	899,491
Accumulated earnings	$841,646,072	$149,488,352	$30,705,903

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for FAM Value Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to losses deferred due to wash sales.

Note 6. Line of Credit

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund each have a line of credit up to 33 1/3% of its net assets, with a maximum of $155,000,000, $30,000,000, and $20,000,000, respectively.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until November 25, 2019, when any advances are to be repaid. During the six months ended June 30, 2019, no amounts were drawn from the available lines.

Note 7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FAM Funds — Notes to Financial Statements (Unaudited)

Note 8. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

FAM Funds — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Value Fund (Investor Shares)			Years Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June 30, 2019 (Unaudited)		2018	2017	2016	2015	2014
Net asset value, beginning of period	$66.24		$73.52	$66.00	$60.06	$66.58	$61.81
Income (loss) from investment operations:
Net investment income (loss)(a)	0.00	(b)	0.07	(0.06)	(0.07)	(0.13)	(0.16)
Net realized and unrealized gains (losses) on investments	13.56		(4.64)	11.30	9.44	(0.95)	8.47
Total from investment operations	13.56		(4.57)	11.24	9.37	(1.08)	8.31
Less distributions from:
Net investment income	—		(0.07)	—	—	—	—
Net realized gains on investments	—		(2.64)	(3.72)	(3.43)	(5.44)	(3.54)
Total distributions	—		(2.71)	(3.72)	(3.43)	(5.44)	(3.54)
Change in net asset value for the period	13.56		(7.28)	7.52	5.94	(6.52)	4.77
Net asset value, end of period	$79.80		$66.24	$73.52	$66.00	$60.06	$66.58
Total return	20.47	%(c)	(6.18%)	17.00%	15.60%	(1.74%)	13.41%

Ratios/supplementary data
Net assets, end of period (000)	$1,306,115		$1,106,471	$1,236,170	$1,100,380	$957,362	$995,235
Ratios to average net assets of:
Expenses, total	1.20	%(d)	1.19%	1.19%	1.19%	1.18%	1.18%
Expenses, net (includes fees reduced by Advisor)	1.18	%(d)	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income (loss)	0.01	%(d)	0.09%	(0.09%)	(0.11%)	(0.19%)	(0.25%)
Portfolio turnover rate	1	%(c)	12%	10%	4%	9%	6%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.

FAM Funds — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Value Fund (Institutional Shares)			Periods Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June 30, 2019 (Unaudited)		2018	2017(a)
Net asset value, beginning of period	$66.34		$73.64	$66.85
Income (loss) from investment operations:
Net investment income(b)	0.07		0.21	0.08
Net realized and unrealized gains (losses) on investments	13.58		(4.65)	10.43
Total from investment operations	13.65		(4.44)	10.51
Less distributions from:
Net investment income	—		(0.22)	—
Net realized gains on investments	—		(2.64)	(3.72)
Total distributions	—		(2.86)	(3.72)
Change in net asset value for the period	13.65		(7.30)	6.79
Net asset value, end of period	$79.99		$66.34	$73.64
Total return	20.58	%(c)	(6.00%)	15.69	%(c)

Ratios/supplementary data
Net assets, end of period (000)	$30,275		$25,933	$23,693
Ratios to average net assets of:
Expenses, total	1.12	%(d)	1.10%	1.17	%(d)
Expenses, net (includes fees reduced by Advisor)	0.99	%(d)	0.99%	0.99	%(d)
Net investment income	0.19	%(d)	0.25%	0.11	%(d)
Portfolio turnover rate	1	%(c)	12%	10	%(e)

(a)	Value Fund Institutional Shares inception January 3, 2017.
(b)	Based on average shares outstanding.
(c)	Not annualized.
(d)	Annualized.
(e)	Represents the year ended December 31, 2017.

FAM Funds — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Dividend Focus Fund			Years Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June 30, 2019 (Unaudited)		2018	2017	2016	2015	2014
Net asset value, beginning of period	$29.73		$30.11	$26.93	$24.11	$25.53	$24.77
Income (loss) from investment operations:
Net investment income(a)	0.11		0.22	0.24	0.18	0.21	0.19
Net realized and unrealized gains (losses) on investments	6.87		(0.20)	3.15	5.00	(0.38)	1.75
Total from investment operations	6.98		0.02	3.39	5.18	(0.17)	1.94
Less distributions from:
Net investment income	(0.10)		(0.25)	(0.21)	(0.18)	(0.21)	(0.19)
Net realized gains on investments	—		(0.15)	—	(2.09)	(1.04)	(0.85)
Return of capital	—		—	—	(0.09)	—	(0.14)
Total distributions	(0.10)		(0.40)	(0.21)	(2.36)	(1.25)	(1.18)
Change in net asset value for the period	6.88		(0.38)	3.18	2.82	(1.42)	0.76
Net asset value, end of period	$36.61		$29.73	$30.11	$26.93	$24.11	$25.53
Total return	23.50	%(b)	0.06%	12.64%	21.59%	(0.73%)	7.85%

Ratios/supplementary data
Net assets, end of period (000)	$358,844		$240,545	$224,476	$198,364	$148,649	$161,521
Ratios to average net assets of:
Expenses, total	1.25	%(c)	1.23%	1.25%	1.26%	1.27%	1.26%
Expenses, net (includes fees reduced by Advisor)	1.25	%(c)	1.23%	1.25%	1.26%	1.27%	1.26%
Net investment income	0.68	%(c)	0.70%	0.84%	0.70%	0.83%	0.76%
Portfolio turnover rate	6	%(b)	18%	12%	26%	16%	11%

(a)	Based on average shares outstanding.
(b)	Not annualized.
(c)	Annualized.

FAM Funds — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Small Cap Fund (Investor Shares)			Years Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June 30, 2019 (Unaudited)		2018	2017	2016	2015		2014
Net asset value, beginning of period	$14.98		$18.21	$17.79	$14.75	$15.32		$14.77
Income (loss) from investment operations:
Net investment loss(a)	(0.05)		(0.06)	(0.05)	(0.03)	(0.04)		(0.01)
Net realized and unrealized gains (losses) on investments	2.44		(1.67)	0.86	3.60	(0.50)		0.83
Total from investment operations	2.39		(1.73)	0.81	3.57	(0.54)		0.82
Less distributions from:
Net investment income	—		—	—	—	(0.00	)(b)	—
Net realized gains on investments	—		(1.50)	(0.39)	(0.53)	(0.03)		(0.18)
Return of capital	—		—	—	—	—		(0.09)
Total distributions	—		(1.50)	(0.39)	(0.53)	(0.03)		(0.27)
Change in net asset value for the period	2.39		(3.23)	0.42	3.04	(0.57)		0.55
Net asset value, end of period	$17.37		$14.98	$18.21	$17.79	$14.75		$15.32
Total return	15.95	%(c)	(9.37%)	4.55%	24.21%	(3.49%)		5.58%

Ratios/supplementary data
Net assets, end of period (000)	$128,665		$111,156	$120,303	$111,122	$98,477		$66,905
Ratios to average net assets of:
Expenses, total	1.31	%(d)	1.27%	1.30%	1.36%	1.36%		1.42%
Expenses, net (includes recoupment of previously reduced fees by Advisor)	1.31	%(d)	1.28%	1.33%	1.36%	1.36%		1.42%
Net investment loss	(0.64	%)(d)	(0.33%)	(0.30%)	(0.23%)	(0.29%)		(0.09%)
Portfolio turnover rate	9	%(c)	31%	19%	26%	27%		13%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share
(c)	Not annualized.
(d)	Annualized.

FAM Funds — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Small Cap Fund (Institutional Shares)			Years Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June 30, 2019 (Unaudited)		2018	2017		2016
Net asset value, beginning of period	$15.04		$18.26	$17.82		$14.75
Income (loss) from investment operations:
Net investment loss(a)	(0.04)		(0.04)	(0.03)		(0.00	)(b)
Net realized and unrealized gains (losses) on investments	2.46		(1.68)	0.86		3.60
Total from investment operations	2.42		(1.72)	0.83		3.60
Less distributions from:
Net investment income	—		—	(0.00	)(b)	—
Net realized gains on investments	—		(1.50)	(0.39)		(0.53)
Total distributions	—		(1.50)	(0.39)		(0.53)
Change in net asset value for the period	2.42		(3.22)	0.44		3.07
Net asset value, end of period	$17.46		$15.04	$18.26		$17.82
Total return	16.09	%(c)	(9.29%)	4.66%		24.42%

Ratios/supplementary data
Net assets, end of period (000)	$52,618		$36,664	$42,989		$34,142
Ratios to average net assets of:
Expenses, total	1.21	%(d)	1.16%	1.22%		1.23%
Expenses, net (includes fees reduced by Advisor)	1.20	%(d)	1.17%	1.20%		1.16%
Net investment loss	(0.53	%)(d)	(0.22%)	(0.16%)		(0.03%)
Portfolio turnover rate	9	%(c)	31%	19%		26%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share
(c)	Not annualized.
(d)	Annualized.

FAM Funds — Expense Data (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (January 1, 2019) and held until the end of the period (June 30, 2019).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual Expenses

The first line for each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical example of the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

FAM Funds — Expense Data (Unaudited) continued

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Net Expense Ratio	Expenses Paid During Period *

FAM Value Fund - Investor Shares: Actual Return	$1,000.00	$1,204.70	1.18%	$6.45
Hypothetical 5% Return	$1,000.00	$1,018.94	1.18%	$5.91

FAM Value Fund - Institutional Shares: Actual Return	$1,000.00	$1,205.80	0.99%	$5.41
Hypothetical 5% Return	$1,000.00	$1,019.89	0.99%	$4.96

FAM Dividend Focus Fund - Investor Shares: Actual Return	$1,000.00	$1,235.00	1.25%	$6.93
Hypothetical 5% Return	$1,000.00	$1,018.60	1.25%	$6.26

FAM Small Cap Fund - Investor Shares: Actual Return	$1,000.00	$1,159.50	1.31%	$7.01
Hypothetical 5% Return	$1,000.00	$1,018.30	1.31%	$6.56

FAM Small Cap Fund - Institutional Shares: Actual Return	$1,000.00	$1,160.90	1.20%	$6.43
Hypothetical 5% Return	$1,000.00	$1,018.84	1.20%	$6.01

*

Expenses are calculated using each Fund’s annualized net expense ratios, which represent net expenses as a percentage of average daily net assets for the one-half year period ended June 30, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (181); and then dividing that result by the number of days in the current fiscal year (365).

FAM Funds — Supplemental Information (Unaudited)

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Investment Advisor

Fenimore Asset Management, Inc.

Cobleskill, NY

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Independent Registered
Public Accounting Firm

BBD, LLP

Philadelphia, PA

Trustees

Donald J. Boteler

Paul Keller, CPA

Fred “Chico” Lager

John J. McCormack, Jr., Independent Chairman

Kevin J. McCoy, CPA

Thomas O. Putnam

Barbara V. Weidlich

Legal Counsel

Dechert LLP

Washington, DC

Shareholder Servicing Agent

FAM Shareholder Services, Inc.

Cobleskill, NY

Distributor

Fenimore Securities, Inc.

Cobleskill, NY

384 North Grand Street

PO Box 399

Cobleskill, New York

12043-0399

(800) 932-3271

www.famfunds.com

Rev. 01/2019

FACTS	WHAT DOES FAM FUNDS (FENIMORE ASSET MANAGEMENT TRUST) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account balances

● Transaction history and investment experience

● Retirement assets and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FAM Funds (Fenimore Asset Management Trust) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fenimore Asset Management Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

● Call (800) 932-3271

● Visit us online: www.famfunds.com

● Mail the form on page 2

Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described above in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call (800) 932-3271 or go to www.famfunds.com

Mail-in form
Leave Blank OR If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below [ ] Apply my choices only to me	Mark any/all you want to limit: [ ] Do not allow your affiliates to use my personal information to market to me
Name	Mail to: FAM Funds PO Box 399 Cobleskill, NY 12043
Address
City/ST/Zip
Account #

What We Do
How does FAM Funds (Fenimore Asset Management Trust) protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does FAM Funds (Fenimore Asset Management Trust) collect my personal information?

We collect your personal information, for example, when you:

● open an account

● direct us to buy securities

● direct us to sell your securities

● make deposits or withdrawals from your account

● tell us about your investment or retirement portfolio

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes - information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● FAM Funds (Fenimore Asset Management Trust) shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● FAM Funds (Fenimore Asset Management Trust) does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● FAM Funds (Fenimore Asset Management Trust) does not market jointly.

Notice to European Union Investors:

Please be advised that our privacy policy is designed to comply solely with applicable U.S. law. It is the general policy of FAM Funds (Fenimore Asset Management Trust) to not offer or sell their shares to individuals resident in any member state of the European Union (the “EU”). Accordingly, the Funds do not offer goods or services to EU residents or monitor the behavior of EU residents, and are therefore not subject to the personal data protection requirements of the EU’s General Data Protection Regulation (“GDPR”) provisions that are otherwise applicable to certain activities with respect to the personal data of investors resident in the EU.

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384 North Grand Street

PO Box 399

Cobleskill, NY 12043

800.932.3271 / famfunds.com

Securities offered through Fenimore Securities, Inc. Member FINRA/SIPC, and advisory services offered through Fenimore Asset Management, Inc.

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Fenimore Asset Management Trust

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	August 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	August 21, 2019

By (Signature and Title)*		/s/ Michael F. Balboa
Michael F. Balboa, Treasurer

Date	August 21, 2019

*	Print the name and title of each signing officer under his or her signature.